                                                                EXHIBIT 23.1


The Board of Directors
Logan's Roadhouse, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Reoffer Prospectus.


                                                  /s/ KPMG Peat Marwick LLP


Nashville, Tennessee
March 16, 1998